SCHEDULE E
TO THE DISTRIBUTION AGREEMENT

CDSC Shares
(Class B Shares)
(Effective as of April 30, 2009)

Name of the Fund

Money Market Funds

Current Name	Prior Name

JPMorgan Prime Money Market Fund – Class B Shares	JPMorgan Prime Money Market Fund – Class B Shares

JPMorgan Liquid Assets Money Market Fund – Class B Shares	One Group Prime Money Market Fund – Class B Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Class B Shares	One Group U.S. Treasury Securities Money Market Fund – Class B Shares

Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund – Class B Shares	JPMorgan Capital Growth Fund – Class B Shares

JPMorgan Diversified Fund – Class B Shares	JPMorgan Diversified Fund – Class B Shares

JPMorgan Dynamic Small Cap Fund – Class B Shares	JPMorgan Dynamic Small Cap Fund – Class B Shares

JPMorgan Emerging Markets Equity Fund – Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class B Shares

JPMorgan International Equity Fund – Class B Shares	JPMorgan Fleming International Equity Fund – Class B Shares

JPMorgan International Opportunities Fund – Class B Shares	JPMorgan Fleming International Opportunities Fund – Class B Shares

JPMorgan International Small Cap Equity Fund – Class B Shares	JPMorgan Fleming International Small Cap Equity Fund – Class B Shares

JPMorgan International Value Fund – Class B Shares	JPMorgan Fleming International Value Fund – Class B Shares

JPMorgan Intrepid European Fund – Class B Shares	JPMorgan Fleming Intrepid European Fund – Class B Shares

JPMorgan Intrepid Japan Fund – Class B Shares	JPMorgan Fleming Japan Fund – Class B Shares and JPMorgan Japan Fund – Class B Shares (name effective until 3/31/08)

JPMorgan Growth and Income Fund – Class B Shares	JPMorgan Growth and Income Fund – Class B Shares

JPMorgan Market Neutral Fund – Class B Shares	JPMorgan Market Neutral Fund – Class B Shares

JPMorgan Growth Advantage Fund – Class B Shares	JPMorgan Mid Cap Growth Fund – Class B Shares

JPMorgan Mid Cap Value Fund – Class B Shares	JPMorgan Mid Cap Value Fund – Class B Shares

JPMorgan Small Cap Equity Fund – Class B Shares	JPMorgan Small Cap Equity Fund – Class B Shares

Current Name	Prior Name

JPMorgan Tax Aware U.S. Equity Fund – Class B Shares	JPMorgan Tax Aware U.S. Equity Fund – Class B Shares

JPMorgan U.S. Equity Fund – Class B Shares	JPMorgan U.S. Equity Fund – Class B Shares

Undiscovered Managers Behavioral Growth Fund – Class B Shares	Undiscovered Managers Behavioral Growth Fund – Class B Shares

Undiscovered Managers Behavioral Value Fund – Class B Shares	Undiscovered Managers Behavioral Value Fund – Class B Shares

JPMorgan Realty Income Fund – Class B Shares	Undiscovered Managers REIT Fund – Class B Shares (this name change effective 12/31/05)

JPMorgan Intrepid Mid Cap Fund – Class B Shares	One Group Diversified Mid Cap Fund – Class B Shares and JPMorgan Diversified Mid Cap Fund – Class B Shares

JPMorgan Equity Income Fund – Class B Shares	One Group Equity Income Fund – Class B Shares

JPMorgan Equity Index Fund – Class B Shares	One Group Equity Index Fund – Class B Shares

JPMorgan International Equity Index Fund – Class B Shares	One Group International Equity Index Fund – Class B Shares

JPMorgan Large Cap Growth Fund – Class B Shares	One Group Large Cap Growth Fund – Class B Shares

JPMorgan Large Cap Value Fund – Class B Shares	One Group Large Cap Value Fund – Class B Shares

JPMorgan Market Expansion Index Fund – Class B Shares	One Group Market Expansion Index Fund – Class B Shares

JPMorgan Multi-Cap Market Neutral Fund – Class B Shares	One Group Market Neutral Fund – Class B Shares

JPMorgan Diversified Mid Cap Growth Fund – Class B Shares (to be renamed JPMorgan Mid Cap Growth Fund as of 6/24/09 or such later date that the merger with JPMorgan Capital Growth Fund is implemented)	One Group Mid Cap Growth Fund – Class B Shares

JPMorgan Diversified Mid Cap Value Fund – Class B Shares	One Group Mid Cap Value Fund – Class B Shares

JPMorgan Small Cap Growth Fund – Class B Shares	One Group Small Cap Growth Fund – Class B Shares

JPMorgan Small Cap Value Fund – Class B Shares	One Group Small Cap Value Fund – Class B Shares

Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund – Class B Shares	JPMorgan Bond Fund – Class B Shares

JPMorgan Intermediate Tax Free Bond Fund – Class B Shares	JPMorgan Intermediate Tax Free Income Fund – Class B Shares

JPMorgan New York Tax Free Bond Fund – Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class B Shares

JPMorgan Arizona Municipal Bond Fund – Class B Shares	One Group Arizona Municipal Bond Fund – Class B Shares

JPMorgan Core Bond Fund – Class B Shares	One Group Bond Fund – Class B Shares

JPMorgan Government Bond Fund – Class B Shares	One Group Government Bond Fund – Class B Shares

Fixed Income Funds

Current Name	Prior Name

JPMorgan High Yield Bond Fund – Class B Shares (to be renamed JPMorgan High Yield Fund as of the later of 9/1/09 or 60 days after shareholders are notified of the name change)	One Group High Yield Bond Fund – Class B Shares

JPMorgan Core Plus Bond Fund – Class B Shares	One Group Income Bond Fund – Class B Shares

JPMorgan Intermediate Bond Fund – Class B Shares	One Group Intermediate Bond Fund – Class B Shares

JPMorgan Kentucky Municipal Bond Fund – Class B Shares	One Group Kentucky Municipal Bond Fund – Class B Shares

JPMorgan Louisiana Municipal Bond Fund – Class B Shares	One Group Louisiana Municipal Bond Fund – Class B Shares

JPMorgan Michigan Municipal Bond Fund – Class B Shares	One Group Michigan Municipal Bond Fund – Class B Shares

JPMorgan Municipal Income Fund – Class B Shares	One Group Municipal Income Fund – Class B Shares

JPMorgan Ohio Municipal Bond Fund – Class B Shares	One Group Ohio Municipal Bond Fund – Class B Shares

JPMorgan Short Duration Bond Fund – Class B Shares	One Group Short-Term Bond Fund – Class B Shares

JPMorgan Short-Intermediate Municipal Bond Fund – Class B Shares	One Group Short-Term Municipal Bond Fund – Class B Shares and JPMorgan Short Term Municipal Bond Fund – Class B Shares (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund – Class B Shares	One Group Tax-Free Bond Fund – Class B Shares

JPMorgan Treasury & Agency Fund – Class B Shares	JPMorgan Treasury & Agency Fund – Class B Shares

JPMorgan Ultra Short Duration Bond Fund – Class B Shares	One Group Ultra Short-Term Bond Fund – Class B Shares and JPMorgan Ultra Short Term Bond Fund – Class B Shares (name effective until 7/1/06)

JPMorgan West Virginia Municipal Bond Fund – Class B Shares	One Group West Virginia Municipal Bond Fund – Class B Shares

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund – Class B Shares	One Group Investor Balanced Fund – Class B Shares

JPMorgan Investor Conservative Growth Fund – Class B Shares	One Group Investor Conservative Growth Fund – Class B Shares

JPMorgan Investor Growth & Income Fund – Class B Shares	One Group Investor Growth & Income Fund – Class B Shares

JPMorgan Investor Growth Fund – Class B Shares	One Group Investor Growth Fund – Class B Shares

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Fleming Series Trust
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: